EXHIBIT 10


                    XYNERGY CORPORATION STOCK INCENTIVE PLAN

         1.  GENERAL PROVISIONS

                  1.1  PURPOSE.
                       --------

                           The Stock  Incentive Plan (the "Plan") is intended to
allow designated officers and employees (all of whom are sometimes collectively referred to herein as "Employees") and certain Non-Employee Attorneys and Consultants (all of whom are sometimes collectively referred to as "Selected Persons") of XYNERGY CORPORATION ("XYNY") and its Subsidiaries which it may have from time to time (XYNY and such Subsidiaries are referred to herein as the "Company") to receive certain options ("Stock Options") to purchase XYNY common stock, $0.001 par value ("Common Stock"), and to receive grants of Common Stock subject to certain restrictions ("Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of XYNY within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The main purpose of this Plan is to provide Employees and Selected Persons with equity-based compensation incentives to make significant and extraordinary contributions to the long-term performance and growth of the Company, and to attract and retain Employees and Selected Persons of exceptional ability. The Plan is expanded to include employee Directors of the Company for granting said employee Directors the right to receive the same salary paid to non-employee Directors in the form of Company stock.

                  1.2      ADMINISTRATION.
                           ---------------
                           1.2.1  The  Plan   shall  be   administered   by  the
Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of XYNY (the "Board"). The Plan will be administered by a combination of two or more officers and/or directors of the Company, including individuals who are both officers and directors of the Company. Each member of the Committee shall be a "disinterested person" as that term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), but no action of the Committee shall be invalid if this requirement is not met. The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of XYNY By-Laws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.





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                           1.2.2 The  Committee  shall  have  full and  complete
authority, in its discretion, but subject to the express provisions of the Plan to approve the Employees and Selected Persons nominated by the management of the Company to be granted Awards or Stock Options; to determine the number of Awards or Stock Options to be granted to an Employee or Selected Person; to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Awards or Stock Options; to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. All interpretations and constructions of the Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

                           1.2.3 The Company hereby agrees to indemnify and hold
harmless each Committee member and each employee of the Company, and the estate and heirs of such Committee member or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or employee, his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Stock Option granted pursuant to the Plan.

                  1.3      ELIGIBILITY AND PARTICIPATION.
                           ------------------------------
                           Employees  eligible under the Plan shall be approved
by the Committee from those Employees and officers and Selected Persons who, in the opinion of the management of the Company, are in positions which enable them to make significant and extraordinary contributions to the long-term performance and growth of the Company. In selecting Employees and officers and Selected Persons to whom Stock Options or Awards may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors. No member of the Committee shall be eligible to participate under the Plan or under any other Company plan if such participation would contravene the standard of paragraph 1.2.1 above relating to "disinterested persons."

                  1.4  SHARES SUBJECT TO THE PLAN.
                       ---------------------------
                           The maximum number of shares of Common Stock that may
be issued pursuant to the Plan shall be 6,000,000, subject to adjustment pursuant to the provisions of paragraph 4.1. If shares of Common Stock awarded or issued under the Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of the Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder shall again be available for purposes of the Plan.

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         2.  PROVISIONS RELATING TO STOCK OPTIONS

                  2.1      GRANTS OF STOCK OPTIONS.
                           ------------------------
                  The Committee may grant Stock Options in such amounts, at such times, and to such Employees and Selected Persons nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate fair market value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee or Selected Person during any one calendar year (under all plans of the Company and any parent or Subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee or Selected Person to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of such Employee employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of Common Stock not actually issued to such holder.

                  2.2      PURCHASE PRICE.
                           ---------------
                  The purchase price (the "Exercise Price") of shares of Common Stock subject to each Stock Option ("Option Shares") shall equal the fair market value ("Fair Market Value") of such shares on the date of grant of such Stock Option. Notwithstanding the foregoing, the Exercise Price of Option Shares subject to an incentive stock option granted to an Employee or Selected Person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary shall be at least equal to 110% of the Fair Market Value of such shares on the date of grant of such Stock Option. The Fair Market Value of a share of Common Stock on any date shall be equal to the closing price (or if no closing price is reported, the average of the last bid and asked prices) of the Common Stock for the last preceding day on which XYNY's shares were traded, and the method for determining the closing price shall be determined by the Committee.


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

                  2.3      OPTION PERIOD.
                           --------------
                  The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be ten years or such shorter period as is determined by the Committee. Notwithstanding the foregoing, the Term of an incentive stock option granted to an Employee or Selected Person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary shall not exceed five years. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee in its sole discretion may determine. Such provisions need not be uniform. Notwithstanding the foregoing, but subject to the provisions of paragraphs 1.2.2 and 2.1, Stock Options granted to Employees and Selected Persons who are subject to the reporting requirements of Section 16(a) of the Exchange Act ("Section 16 Reporting Persons") shall not be exercisable until at least six months and one day from the date the Stock Option is granted unless the Committee adjusts the waiting period as they deem appropriate. The adjustment of the waiting period is to give the Company an ability to attract and retain qualified individuals..

                  2.4      EXERCISE OF OPTIONS.
                           --------------------
                           2.4.1 Each Stock  Option may be exercised in whole or
in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by paragraph
2.4.2.  Payment may be made (i) in cash,  (ii) by cashier's or certified  check,
(iii) by surrender of previously owned shares of the Company's Common Stock valued pursuant to paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (iv) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares having an aggregate fair market value (determined in the manner prescribed by paragraph 2.2) as of the date of the exercise of the Stock Option equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (v) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee.

                           2.4.2  Exercise of each Stock  Option is  conditioned
upon the agreement of the Employee or Selected Person to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's or Selected Person's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee or Selected Person that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933 (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee or Selected Person is a Section 16 Reporting Person, said person will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee or Selected Person and will timely file all reports required under federal securities laws, and (e) the Employee or Selected Person will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

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

                           2.4.3 No Stock Option shall be exercisable unless and
until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

                  2.5     CONTINUOUS EMPLOYMENT.
                          ----------------------
                          Except as provided in paragraph 2.7 below, an Employee
may not exercise a Stock Option unless from the date of grant to the date of exercise such Employee remains continuously in the employ of the Company. For purposes of this paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which such Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that such Employee returns to the employ of the Company at the expiration of such leave of absence. If such Employee fails to return to the employ of the Company at the expiration of such leave of absence, such Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which such Employee is a member of the Armed Forces of the United States, provided that such Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date such Employee first becomes entitled to discharge. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date such Employee first becomes entitled to discharge, such Employee's employment with the Company shall be deemed to have terminated as of the date such Employee's military service ended.

                  2.6      RESTRICTIONS ON TRANSFER.
                           -------------------------
                           Each Stock  Option  granted  under this Plan shall be
transferable only by will or the laws of descent and distribution. No interest of any Employee or Selected Person under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's or Selected Person's lifetime only by such Employee or Selected Person or by such Employee's or Selected Persons legal representative.


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                  2.7      TERMINATION OF EMPLOYMENT.
                           --------------------------
                           2.7.1  Upon  an   Employee's   or  Selected   Persons
Retirement, Disability or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by such Employee or Selected Person shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

                           2.7.2   Upon the  termination of the employment of an
Employee or Selected Person with the Company for any reason other than the reasons set forth in paragraph 2.7.1 hereof, (a) all Stock Options to the extent then presently exercisable by such Employee or Selected Person shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90-day period shall be extended to 12 months if the Employee or Selected Person shall die during such 90-day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by such Employee or Selected Person shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

                           2.7.3  For purposes of this Plan:

                                  (a)  "Retirement"  shall mean an Employee's or
Selected Person's retirement from the employ of the Company on or after the date on which such Employee or Selected Person attains the age of sixty-five (65) years; and

                                  (b)   "Disability"  shall   mean   total   and
permanent incapacity of an Employee or Selected Person, due to physical impairment or legally established mental incompetence, to perform the usual duties of such Employee's or Selected Person's employment with the Company, which disability shall be determined: (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee or Selected Person has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.


         3.       PROVISIONS RELATING TO AWARDS

                  3.1      GRANT OF AWARDS.
                           ----------------
                           Subject to the provisions of the Plan, the  Committee
shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (i) grant Awards pursuant to the Plan, (ii) determine the number of shares of Common Stock subject to each Award ("Award Shares"), (iii) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee or Selected Person for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's or Selected Person's promissory note meeting the requirements of paragraph 2.4.1, (iv) establish and modify performance criteria for Awards, and (v) make all of the determinations necessary or advisable with respect to Awards under the Plan. Each award under the Plan shall consist of a grant of shares of Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's or Selected Person's death, Disability or Retirement as defined in paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's or Selected Person's employment by the Company without "Cause" or by the Employee or Selected Person for "Good Reason," as those terms are defined herein. For purposes of this Plan:

                           "CHANGE OF CONTROL"  shall be deemed to occur (a) on
the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) (2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the shareholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or
(iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

                           "CAUSE," when  used with  reference to termination of
the employment of an Employee or Selected Person by the Company for "Cause," shall mean:

                           (a)   the individual's continuing wilful and material
breach of his or her duties to the Company after he or she receives a demand from the Chief Executive of the Company or any other officer specifying the manner in which he or she has wilfully and materially breached such duties, other than any such failure resulting from Disability of the individual or his or her resignation for "Good Reason," as defined herein; or

                           (b)   the conviction of a felony; or

                           (c)   the commission of fraud in the course of his or
her employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

                           (d)   the gross  misconduct causing  material harm to
the Company.

                           "GOOD  REASON"  shall  mean  any  one  or more of the
following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's or Selected Persons resignation, unless the Employee or Selected Person shall have consented thereto in writing:

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

                           (a)   the   assignment  to  the  Employee  of  duties
inconsistent with his or her executive status prior to the Change of Control or a substantive change in the officer or officers to whom he or she reports from the officer or officers to whom he or she reported immediately prior to the Change of Control; or

                           (b)   the  elimination  or reassignment of a majority
of the duties and responsibilities that were assigned to the Employee or Selected Person immediately prior to the Change of Control; or

                           (c)   a reduction by the  Company  in the  Employee's
annual base salary as in effect immediately prior to the Change of Control; or

                           (d)  the Company's requiring the Employee or Selected
Person to be based anywhere outside a 35-mile radius from his or her place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's or Selected Persons business travel obligations immediately prior to the Change of Control; or

                           (e)  the failure of the Company to grant the Employee
a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

                           (f)   the   failure   of  the  Company  to  obtain  a
satisfactory Assumption Agreement (as defined in paragraph 4.12 of the Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

                  3.2      INCENTIVE AGREEMENTS.
                           ---------------------
                           Each Award granted under the Plan shall be  evidenced
by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee or Selected Person to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of the Plan and other such terms and conditions as the Committee may specify.

                  3.3      WAIVER OF RESTRICTIONS.
                           -----------------------
                  The Committee may modify or amend any Award under the Plan or waive any restrictions or conditions applicable to such Awards; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee or Selected Person, or adversely affects the rights of any Employee or Selected Person without his or her consent.

                  3.4      TERMS AND CONDITIONS OF AWARDS.
                           -------------------------------
                           3.4.1  Upon  receipt  of an Award of shares of Common
Stock under the Plan, even during the Restriction Period, an Employee or Selected Person shall be the holder of record of the shares and shall have all the rights of a shareholder with respect to such shares, subject to the terms and conditions of the Plan and the Award.

                           3.4.2 Except as otherwise  provided in this paragraph
3.4, no shares of Common Stock received pursuant to the Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this paragraph 3.4.2 shall be null and void.

                           3.4.3 If an Employee's or Selected Persons employment
with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's or Selected Persons death, Disability or Retirement, or Change of Control, all shares of Common Stock subject to the Award shall be immediately forfeited by the Employee or Selected Person and reacquired by the Company, and the Employee or Selected Person shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee or Selected Person of Award Shares, the Company shall repay to the Employee or Selected Person the consideration (if any) which the Employee or Selected Person paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

                           3.4.4 The  Committee may require under such terms and
conditions as it deems appropriate or desirable that (i) the certificates for Common Stock delivered under the Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (ii) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to the Plan, and (iii) the Employee or Selected Person shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.


         4.       MISCELLANEOUS PROVISIONS

                  4.1      ADJUSTMENTS UPON CHANGE IN CAPITALIZATION.
                           ------------------------------------------
                           4.1.1 The number and class of shares  subject to each
outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under the Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of 5% for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (i) upon exercise of the Stock Option, the Employee or Selected Person shall receive the number and class of shares such Employee or Selected Person would have received had such Employee or Selected Person been the holder of the number of shares of Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (ii) upon the lapse of restrictions of the Award


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

Shares, the Employee or Selected Person shall receive the number and class of shares such Employee or Selected Person would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company. Notwithstanding the above, the Committee may in its discretion, not subject the employee's stock options and/or awards to any decreases in the in the number of shares issued resulting from stock splits, dividends, recapitalization and/or any other actions of the Company that reduce the number of shares outstanding. In the event of adjustments that increase the number of shares outstanding, the employee's stock options and/or awards will be proportionately adjusted.

                           4.1.2  Upon a reorganization, merger or consolidatio
of the Company with one or more corporations as a result of which XYNY is not the surviving corporation or in which XYNY survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to shareholders of more than 10% of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee or Selected Person had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments. The Committee may in its discretion, not subject the number of shares allocated to the Plan to any changes in the number of shares issued resulting from stock splits, dividends, recapitalization and/or any other action of the Company that affect the number of shares outstanding.

                  4.2      WITHHOLDING TAXES.
                           ------------------
                           The  Company  shall  have  the  right  at the time of
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case: (i) by requiring the Employee or Selected Person to tender a cash payment to the Company, (ii) by withholding from the Employee's salary or Selected Person's payment, (iii) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate fair market value (determined in the manner prescribed by paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's or Selected Person's Tax Liability or (iv) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (iii) above only if the following two conditions are satisfied:

                           (a)   the  withholding  of  Option  Shares  or  Award
Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

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

                           (b) the  withholding of Option Shares or Award Shares
is made either (i) pursuant to an irrevocable election ("Withholding Election") made by such Employee or Selected Person at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a ten-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

                  4.3      RELATIONSHIP TO OTHER EMPLOYEE BENEFIT PLANS.
                           ----------------------------------------------
                           Stock Options and Awards granted  hereunder shall not
be deemed to be salary or other compensation to any Employee or Selected Person for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

                  4.4      AMENDMENTS AND TERMINATION.
                           ---------------------------
                           The Board of Directors may at any time suspend, amend
or terminate this Plan. No amendment or modification of this Plan may be adopted, except subject to stockholder approval, which would: (a) materially increase the benefits accruing to Employees or Selected Persons and officers under this Plan, (b) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to paragraph 4.1 hereof), or (c) materially modify the requirements as to eligibility for participation in the Plan.

                  4.5      SUCCESSORS IN INTEREST.
                           -----------------------
                           The  provisions  of this Plan and the actions of the
Committee shall be binding upon all heirs, successors and assigns of the Company and of Employees, Selected Persons and officers.

                  4.6      OTHER DOCUMENTS.
                           ----------------
                           All  documents  prepared,  executed or  delivered  in
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

                  4.7      NO OBLIGATION TO CONTINUE EMPLOYMENT.
                           -------------------------------------
                           This Plan and grants  hereunder  shall not impose any
obligation on the Company to continue to employ any Employee or Selected Person. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) or Selected Person and the Company.

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

                  4.8      MISCONDUCT OF AN EMPLOYEE.
                           --------------------------
                           Notwithstanding any other provision  of this Plan, if
an Employee or Selected Person commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Committee, in its sole and absolute discretion, such individual shall forfeit all rights and benefits under this Plan.

                  4.9      TERM OF PLAN.
                           -------------
                           This   Plan   was  adopted  by  the  Board  effective
September 16, 2002. No Stock Options or Awards may be granted under this Plan after September 15, 2012.

                  4.10     GOVERNING LAW.
                           --------------
                           This Plan shall be construed in accordance  with, and
governed by, the laws of the State of Nevada.

                  4.11     SHAREHOLDER APPROVAL.
                           ---------------------
                           No  Stock  Option  shall  be  exercisable,  or  Award
granted, unless and until the Shareholders of the Company have approved this Plan and all other legal requirements have been fully complied with. Approval may be by Consent of Shareholders without meeting.

                  4.12     ASSUMPTION AGREEMENTS.
                           ----------------------
                           The Company will require each  successor,  (direct or
indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees and officers and non employee directors thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees, Selected Persons and officers. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

                           (a)    to  provide  liquidity  to the  Employees  and
Selected Persons at the end of the Restriction Period applicable to Common Stock awarded to them under the Plan, or on the exercise of Stock Options;

                           (b)    if the succession occurs before the expiration
of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

                           (c)    to require any future successor to enter  into
an Assumption Agreement; and

                           (d)    to  take  or  refrain  from  taking such other
actions as the Committee may require and approve, in its discretion.

The Committee referred to in this paragraph 4.12 is the Committee appointed by a Board of Directors in office prior to the succession then under consideration.

                  4.13     COMPLIANCE WITH RULE 16B-3.
                           ---------------------------
                           Transactions under the Plan are  intended  to  comply
with all applicable conditions of Rule 16b-3. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         IN WITNESS WHEREOF, this Plan has been executed effective as of the 16th day of September, 2002.

                                               XYNERGY CORPORATION

                                           By: /s/ Raquel Zepeda
                                               -----------------------
                                               Raquel Zepeda, Chairman


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